SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2008

SALON CITY, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-52749	20-2107795
(State or other jurisdiction of incorporation or organization)	Commission File Number	(IRS Employer Identification No.)

909 North Palm Avenue
Suite 311
West Hollywood, California 90069
(Address of principal executive offices)

310-358-9017
(Issuer's telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

The effective date for the 100:1 reverse stock split approved by the majority shareholders and board of directors will be December 2, 2008, instead of December 1, 2008, as had previously been reported by the Company in its preliminary and definitive proxy statements filed on October 28, 2008 and November 26, 2008.

The Company’s new trading symbol as of the opening of business on December 2, 2008 is: SALN

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALON CITY, INC. (Registrant)

Date December 1, 2008

By: /s/ Steven Casciola

STEVEN CASCIOLA, PRESIDENT